EXHIBIT 10

Consent of Independent Registered Public Accounting Firm

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Experts” in the Prospectus and to the use of our reports: (1) dated March 28, 2013, with respect to the financial statements and schedules of Transamerica Advisors Life Insurance Company, and (2) dated April 22, 2013, with respect to the financial statements of the subaccounts of the Merrill Lynch Life Variable Annuity Separate Account A, included in Post-Effective Amendment No. 17 to the Registration Statement (Form N-4, No. 333-118362) under the Securities Act of 1933 and related Prospectus of Merrill Lynch Investor Choice Annuity® (Investor Series).

/s/ Ernst & Young LLP

Des Moines, Iowa

April 22, 2013